                                                                      EXHIBIT 24



                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ John G. Turner
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ Wayne R. Huenke
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ Carolyn H. Baldwin
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ F. Caleb Blodgett
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                /s/ Daniel J. Callahan III
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ David C. Cox
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ Jaye F. Dyer
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ John H. Flittie
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ Luella G. Goldberg
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ William A. Hodder
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ James J. Howard
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ Randy C. James
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                               /s/ Richard L. Knowlton
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ David A. Koch
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                /s/ Richard M. Kovacevich
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ Glen D. Nelson
                                        ----------------------------------------

                            RELIASTAR FINANCIAL CORP.

                                Power of Attorney
                             of Director and Officer


     The undersigned director and/or officer of RELIASTAR FINANCIAL CORP. ("Corporation"), a Delaware corporation, does hereby make, constitute and appoint WAYNE R. HUNEKE, RICHARD R. CROWL, and SUSAN M. BERGEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of common stock of the Corporation issued to the former shareholders of Successful Money Management Seminars, Inc., an Oregon corporation ("SMMS") in connection with the Corporation's purchase of SMMS shares, to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 29th day of January, 1997.

                                                  /s/ James J. Renier
                                        ----------------------------------------